Filed pursuant to 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Montag & Caldwell Growth Fund

Supplement dated July 11, 2018 to the Summary Prospectus, dated March 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Montag & Caldwell Growth Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective as of January 1, 2019 (the “Implementation Date”), Andrew W. Jung will be designated as Lead Portfolio Manager of the Fund, Ronald E. Canakaris will no longer serve as Lead Portfolio Manager but will continue to serve as a Portfolio Manager of the Fund, and M. Scott Thompson will be added as a Portfolio Manager of the Fund. Messrs. Jung, Canakaris and Thompson will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective as of the Implementation Date, the section under “Portfolio Management” titled “Portfolio Managers” on page 3 will be deleted and replaced with the following:

Portfolio Managers

Andrew W. Jung, CFA

Senior Vice President and Co-Chief Investment Officer at Montag & Caldwell;

Lead Portfolio Manager of the Fund since 01/19; Portfolio Manager of the Fund since 02/15.

Ronald E. Canakaris, CFA, CIC

Chairman and Co-Chief Investment Officer of Montag & Caldwell;

Portfolio Manager of the Fund since 11/94.

M. Scott Thompson, CFA

Senior Vice President, Director of Research of Montag & Caldwell;

Portfolio Manager of the Fund since 01/19.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE